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                                                                    EXHIBIT 13.1

                                  CERTIFICATION
                                       of
                            Periodic Financial Report
      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
                                  Section 1350

I, Andre Y. Fortier, President and Chief Executive Officer of Campbell Resources Inc., hereby certify that the Annual Report on Form 20-F for the Fiscal Year ended December 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of Campbell Resources Inc.

Date: March 31, 2006.


                                       By: /s/ Andre Y. Fortier
                                           -------------------------------------
                                           Andre Y. Fortier
                                           President and Chief Executive Officer

This certification is made solely for the purposes of 18 U.S.C. Section 1350, subject to the knowledge standard set forth therein, and not for any other purpose. It is not being filed as part of the Annual Report or as a separate disclosure document.